UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 31, 2025
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 1.01.  Entry into a Material Definitive Agreement

On December 31, 2025 Alaska Airlines, Inc. (Alaska) entered into a supplemental agreement with The Boeing Company, pursuant to which Alaska finalized an order to purchase 53 incremental 737-10 aircraft scheduled for delivery between 2032 and 2035, and exercised 52 737-10 option aircraft scheduled for delivery between 2028 and 2032. Alaska also added 35 incremental 737-10 option aircraft to the purchase agreement.
Additionally, on December 31, 2025, Alaska entered into a supplemental agreement with The Boeing Company, pursuant to which Alaska exercised five (5) 787 option aircraft scheduled for delivery between 2031 and 2032.
The description of these supplemental agreements and the transactions accomplished or contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreements and their respective supplemental agreements and amendments. Alaska Air Group intends to file copies of the supplemental agreements as exhibits to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
On January 7, 2026, Alaska Air Group issued a press release announcing the aircraft order. A copy of the press release is furnished herein as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Alaska Air Group Press Release
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Statements:

This Current Report on Form 8-K may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations of the recently completed acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, cybersecurity risks, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: January 7, 2026

/s/ Emily Halverson
Emily Halverson
Vice President Finance, Controller, and Treasurer